SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                   FORM 8-K A


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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      Date of Report (Date of earliest event reported): September 30, 2002



                             Greenbriar Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



        Nevada                         0-8187                    75-2399477
------------------------       ---------------------        --------------------
(State of incorporation)       (Commission File No.)        (IRS Employer
                                                             Identification No.)




              14185 Dallas Parkway, Suite 650, Dallas, Texas 75254
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           (Address of principal execute offices, including zip code)



                                 (972) 407-8400
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              (Registrant's telephone number, including area code)



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Item 2.  Acquisition or Disposition of Assets

In the SEC Form 8-K filed on October 15, 2002, under Item 2. Acquisition or Disposition of Assets in the third paragraph the Company stated that, "The Company will record a loss on the sale of property of $2,347,000."

This sentence should read, "The Company will record a loss on the sale of properties of $1,687,000."


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 17, 2002

                                                     GREENBRIAR CORPORATION




                                                     By: /s/ Gene S. Bertcher
                                                        ------------------------
                                                        Gene S. Bertcher
                                                        Executive Vice President

                                                        -2-

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